--------------------------------------------------------------------------------
                                 ACCESSOR FUNDS
--------------------------------------------------------------------------------

                    SUPPLEMENT DATED November 14, 2008 TO THE
                ADVISOR CLASS & STRATEGIC ALTERNATIVES PROSPECTUS
               INVESTOR CLASS & STRATEGIC ALTERNATIVES PROSPECTUS
                 A & C CLASS & STRATEGIC ALTERNATIVES PROSPECTUS
                             DATED SEPTEMBER 1, 2008

--------------------------------------------------------------------------------

This supplement provides new and additional information beyond that contained in the prospectus, and should be read in conjunction with such prospectus. Capitalized terms not defined herein should have the meaning set forth in the prospectus.

--------------------------------------------------------------------------------

                                     [LOGO]

--------------------------------------------------------------------------------

        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

--------------------------------------------------------------------------------

================================================================================

THE FOLLOWING INFORMATION APPLIES TO THE ACCESSOR INTERNATIONAL EQUITY FUND
ONLY:

APPOINTMENT OF A NEW MONEY MANAGER
At a meeting of the Board of Trustees of Forward Funds (the "Trust") held on November 7, 2008, the Trustees, including all of the Independent Trustees, approved, on behalf of the Accessor International Equity Fund (the "Fund"), an Investment Sub-Advisory Agreement among Forward Management, LLC, the Trust and Lazard Asset Management LLC.

Effective December 1, 2008, the sub-advisor to the Fund will be Lazard Asset Management LLC. As of December 1, 2008, all references in the Prospectus and SAI to Pictet Asset Management Ltd will be to Lazard Asset Management LLC ("Lazard").

CHANGE TO PRINCIPAL INVESTMENT STRATEGY
Effective December 1, 2008, the following information regarding the investment objective, principal investment strategies and principal investment risks of the Fund will replace the information under the heading "International Equity Fund Details" on page 10 of the Prospectus:

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets, including borrowings for investment purposes, if any, in equity securities (depositary receipts, common and preferred stock and securities convertible into common or preferred stock). This investment policy and the name of the Fund with respect to equity securities may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund will attempt to meet its objective through the active selection of equity securities.

--------------------------------------------------------------------------------
Supplement 3                                                         Page 1 of 4

--------------------------------------------------------------------------------

Lazard Asset Management LLC ("Lazard") serves as the Fund's Money Manager. Lazard will concentrate investments in holdings that are composed of but not limited to countries included in the Morgan Stanley Capital International MSCI EAFE + EM Index (the "Index"). See Appendix A for additional information about the Index. The Fund normally intends to diversify its investments among at least 10 different countries throughout the world. A company generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer of the security is organized under the laws of, or maintains its principal place of business in, the country; or (ii) during the company's most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country, or it has at least 50% of its assets in the country. The Fund may invest a substantial part of its assets in just one country, which will be located outside the United States. The Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by MSCI. The Fund may invest in securities of any market capitalization. Through the use of a proprietary model, a quantitative selection process is used to select securities within each underlying industry in the Index.

Lazard utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select securities within each underlying industry in the Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country, sector and size exposures.

PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks."

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o Growth Stocks Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trader at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Quantitative Strategy Risk. The Fund's Money Manager uses a quantitative strategy in managing the Fund, which means that stocks are selected based upon a customized group of proprietary models designed by the Money Manager. The model attempts to enhance returns, within defined risk parameters, relative to a benchmark by analyzing company income and balance sheet information as well as other relevant market related information. The success of the Fund's principal investment strategy depends on the Money Manager's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in the Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

--------------------------------------------------------------------------------
Supplement 3                                                         Page 2 of 4

--------------------------------------------------------------------------------

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Value Stocks Risk. Although the Fund may invest in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.

CHANGE OF BENCHMARK INDEX

Effective December 1, 2008, the benchmark index for the Fund will be the MSCI EAFE + EM GDTR_D Index.

The fifth sentence of the paragraph under the heading "Performance" at the top of page 11 of the Prospectus is restated to read as follows:

Forward Management became the Fund's investment advisor on September 1, 2008, and the Fund's current Money Manager began managing the Fund on December 1, 2008.

The "Average Annual Total Returns" table on Page 11 of the Prospectus is supplemented with the following information:

   -----------------------------------------------------------------------------
   FOR THE PERIOD ENDED 12/31/07               1 YEAR       5 YEARS    10 YEARS
   -----------------------------------------------------------------------------
   MSCI EAFE + EM GDTR_D(2), (3)               16.31%        24.17%      9.86%
   -----------------------------------------------------------------------------

   (2) Effective December 1, 2008, the benchmark index for the Fund changed to the MSCI EAFE + EM GDTR_D Index.

   (3) The MSCI EAFE + EM GDTR_D Index is an unmanaged index of 46 developed (excluding the United States and Canada and including Japan, the United Kingdom, Germany and France) and emerging market countries. "GDTR" indicates that the gross dividend is reinvested. "D" indicates that the U.S. dollar is used for the base currency.

PORTFOLIO MANAGERS

Effective December 1, 2008, the following replaces the information under the heading "Management, Organization and Capital Structure - International Equity Fund" in the Prospectus:

MONEY MANAGER     Lazard Asset Management LLC
                  30 Rockefeller Plaza, New York, NY 10112

Lazard Asset Management LLC ("Lazard") has managed the Fund since December 1, 2008. Lazard is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. Lazard is an investment adviser registered with the SEC and manages investments for corporations, endowments, public and private pension funds, individuals, private investment funds and mutual funds, with $100.3 billion in assets under management as of September 30, 2008.

Lazard uses a team approach to managing the Fund. Paul Moghtader, CFA, serves as the lead portfolio manager and Taras Ivanenko, CFA, Peter Kashanek, Alex Lai, CFA, and Craig Scholl, CFA, serve as back-up portfolio managers. Investment decisions are made jointly by the team.

Paul Moghtader is a Portfolio Manager/Analyst on Lazard's Global Quantitative Equity team. He began working in the investment field in 1992. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA) from 1998-2007. At SSgA, Mr. Moghtader was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Mr. Moghtader was an analyst at State Street Bank. He began his career at Dain Bosworth as a research assistant. Mr. Moghtader has a Master of Management (MM) from Northwestern University and a BA in Economics from Macalester College.

--------------------------------------------------------------------------------
Supplement 3                                                         Page 3 of 4

--------------------------------------------------------------------------------

Taras Ivanenko is a Portfolio Manager/Analyst on Lazard's Global Quantitative Equity team. He began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA from 2002. Earlier at SSgA, he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, Mr. Ivanenko was an analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute.

Peter Kashanek is a Client Portfolio Manager/Analyst on Lazard's Global Quantitative Equity team. He began working in the investment field in 1994. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at SSgA from 2005-2007. Previously, Mr. Kashanek was an investment analyst in the Institutional Equity Research Group at Bank of Montreal where he focused on global energy companies 2003-2004. Prior to that, he was an Associate in the Global Equity Research Group at Deutsche Bank Securities. Mr. Kashanek also worked at Reliant Energy in Houston as a member of its Corporate Development team. Mr. Kashanek has an MBA with a concentration in Finance from Vanderbilt University and a BA in Government from St. Lawrence University.

Alex Lai is a Portfolio Manager/Analyst on Lazard's Global Quantitative Equity team. He began working in the investment field in 2002. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSgA from 2003. Prior to that, Mr. Lai was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has a BBA
(Hons) in Finance and Accounting from the University of Michigan, Ann Arbor.

Craig Scholl is a Portfolio Manager/Analyst on Lazard's Global Quantitative Equity team. He began working in the investment field in 1984. Prior to joining Lazard in 2007, Mr. Scholl was a Principal and a Senior Portfolio Manager in the Global Active Equity group at SSgA from 2000. Previously he was Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Prior to that, Mr. Scholl was a pension investment manager for two large corporations. He also worked as a consultant with InterSec Research and a vice president in data analytics at Lynch, Jones & Ryan. Mr. Scholl has a BS in Finance and Public Communications from Syracuse University. He is a member of the CFA Institute and the Boston Security Analysts Society.











--------------------------------------------------------------------------------
Supplement 3                                                         Page 4 of 4

                      SUPPLEMENT DATED NOVEMBER 14, 2008 TO
               ACCESSOR FUNDS STATEMENT OF ADDITIONAL INFORMATION
                             DATED SEPTEMBER 1, 2008

This supplement provides new and additional information beyond that contained in the statement of additional information, and should be read in conjunction with such the statement of additional information. Capitalized terms not defined herein should have the meaning set forth in the prospectus.
--------------------------------------------------------------------------------

Effective December 1, 2008, the following changes are made to the SAI:

Paragraph  12  under  the  heading   "NONFUNDAMENTAL   INVESTMENT  POLICIES  AND
RESTRICTIONS OF THE UNDERLYING FUNDS" on page 4 of the SAI is restated as follows:

12. Except for the International Equity Fund, each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

The following is added to the information under the heading "MONEY MANAGERS" on page 64 of the SAI and replaces the information concerning Pictet Asset Management Limited:

LAZARD ASSET MANAGEMENT LLC ("Lazard") serves as the Money Manager for the International Equity Fund. Lazard has managed the Fund since December 1, 2008. Lazard is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. Lazard is an investment adviser registered with the SEC and manages investments for corporations, endowments, public and private pension funds, individuals, private investment funds and mutual funds, with $100.3 billion in assets under management as of September 30, 2008. Lazard uses a team approach to managing the Fund. Paul Moghtader, CFA, serves as the lead portfolio manager and Taras Ivanenko, CFA, Peter Kashanek, Alex Lai, CFA, and Craig Scholl, CFA, serve as back-up portfolio managers.

The following information is added to the table under the heading "MONEY MANAGER FEES" on page 66 of the SAI and all references to a fulcrum fee paid to the Money Manager for the International Equity Fund are deleted:

Fund                         Annualized Asset Based Fee
----                         --------------------------

International Equity Fund    0.45% on assets up to $500 million
                             0.425% on assets over $500 million up to $1 billion
                             0.40% on assets over $1 billion

The following replaces the information under the heading "MONEY MANAGERS - INTERNATIONAL EQUITY FUND" on page 71 of the SAI:

INTERNATIONAL EQUITY FUND

Lazard Asset Management LLC became the Money Manager of the International Equity Fund on December 1, 2008. Lazard uses a team approach to managing the Fund. Paul Moghtader, CFA, serves as the lead portfolio manager and Taras Ivanenko, CFA, Peter Kashanek, Alex Lai, CFA, and Craig Scholl, CFA, serve as back-up portfolio managers. Investment decisions are made jointly by the team.

Other Accounts Managed.

The tables below include details about the type, number and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of September 30, 2008:

                                                                  NUMBER OF
                                                                  ACCOUNTS             TOTAL ASSETS
                                                                  MANAGED FOR          MANAGED FOR WHICH
                                                     TOTAL        WHICH                ADVISORY FEE IS
                                      NUMBER OF      ASSETS       ADVISORY FEE         PERFORMANCE-
                                      ACCOUNTS       MANAGED      IS PERFORMANCE-      BASED
TYPE OF ACCOUNT                       MANAGED        (MILLIONS)   BASED                (IN MILLIONS)
Registered Investment Companies          1             $179.0          0                    $0
Other pooled investment vehicles         2             $297.1          1                $235.9
Other accounts                           6              $20.1          0                    $0

Possible Conflicts of Interest. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategy (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:

1. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

2. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. The table above illustrates the number of accounts managed by the Fund's portfolio managers in addition to the Fund.

3. Generally, Lazard and/or some or all of the Fund's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not currently invest in the Fund.

4. The portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund. In addition, certain Similar Accounts managed by the portfolio managers may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Compensation. Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those of the Fund. Portfolio managers responsible for managing the Fund may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock in Lazard's ultimate parent company, Lazard Ltd. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the team rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and mentoring.

Total  compensation is not fixed, but rather is based on the following  factors:
(i) maintenance of current knowledge on companies owned in the portfolio; (ii) generation and development of new investment ideas; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers.

The following information regarding Lazard's proxy voting policies replaces the information concerning Pictet's Proxy Voting Policy in Appendix B of the SAI:

                           LAZARD ASSET MANAGEMENT LLC
                                  PROXY VOTING

POLICY:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

PROCEDURES:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.


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Funds.  Each  Fund is  required  to  file a Form  N-PX by  August  31 each  year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form
annually.   In  addition,  in  the  Fund's  annual  and  semi-annual  report  to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.